THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.

Supplement dated August 1, 2008 to the Prospectus dated August 1, 2008

On August 1, 2008, the Board of Directors of the Santa Barbara Group of Mutual Funds, Inc. (the “Company”) voted to permit the Company to offer investment in the Montecito Fund and/or Class A of the PFW Water Fund at net asset value without the applicable initial sales charge to certain investors for a limited time.  From August 1, 2008 until October 31, 2008, the sales charge waiver is available to persons who provide documentation that they: (i) paid a sales load for shares of another mutual fund in the past three years, (ii) redeemed those shares within the last thirty days; and (iii) are using the proceeds from the redemption of those shares to buy shares of the Montecito Fund and/or Class A of the PFW Water Fund.  This opportunity is available to new and existing shareholders of the Funds.  For additional information and to determine if you are eligible for this offer, please contact your financial services firm or call 1-800-723-8637.

This Supplement should be retained with your Prospectus for future reference.